UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2019

REPAY HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38531	98-1496050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Paces Ferry Road

Suite 200

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 504-7474

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The NASDAQ Stock Market LLC
Warrants to purchase one Class A common stock	RPAYW	The NASDAQ Stock Market LLC

EXPLANATORY NOTE

On July 11, 2019, Thunder Bridge Acquisition, Ltd. (“Thunder Bridge”) domesticated into a Delaware corporation (the “Domestication”) and consummated the merger (the “Merger”) of a wholly-owned subsidiary of Thunder Bridge with and into Hawk Parent Holdings LLC (“Hawk Parent”), pursuant to a Second Amended and Restated Agreement and Plan of Merger dated effective as of January 21, 2019 (as amended or supplemented from time to time, the “Merger Agreement”) among Thunder Bridge, Hawk Parent and certain other parties thereto (the Domestication, the Merger and other transactions contemplated by the Merger Agreement, collectively, the “Business Combination”). In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from Thunder Bridge Acquisition, Ltd. to Repay Holdings Corporation (the “Company”).

On July 17, 2019, the Company filed its Current Report on Form 8-K to report the completion of the Business Combination (the “Original Form 8-K”).

This Amendment No. 1 to the Original Form 8-K (this “Form 8-K/A”) is being filed solely to amend Items 2.01 and 9.01 of the Original Form 8-K by updating Item 9.01 to include (i) as Exhibit 99.1, the unaudited financial statements of Hawk Parent for the three and six months ended June 30, 2019 and 2018 as well as a related Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (ii) as Exhibit 99.2, risk factors for the Company.

This Form 8-K/A should be read in conjunction with the Original Form 8-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K. Unless otherwise defined herein, capitalized terms used in this Form 8-K/A have the same meaning as set forth in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The unaudited condensed consolidated financial statements of Hawk Parent as of June 30, 2019 and for the three and six months ended June 30, 2019 and 2018 along with the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are filed as Exhibit 99.1 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Unaudited condensed consolidated financial statements of Hawk Parent Holdings LLC as of June 30, 2019 and for the three and six months ended June 30, 2019 and 2018; and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation
Dated: August 14, 2019
	By:	/s/ Timothy J. Murphy
Timothy J. Murphy
Chief Financial Officer

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